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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 4, 1999



                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
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      (Exact name of registrant as specified in its governing instruments)



        DELAWARE                        333-62671                 56-1643598
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                             ONE FIRST UNION CENTER
                      CHARLOTTE, NORTH CAROLINA 28228-0600
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                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (704) 374-6828


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ITEM 1, Items 3 through 6, and Items 8 and 9 are not included because they are not applicable.

ITEM 2. Acquisition or Disposition of Assets.

     On December 30, 1998, a single series of mortgage pass-through certificates, entitled First Union Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, FUNB Series 1999-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1 and dated as of December 1, 1998, among First Union Commercial Mortgage Securities, Inc. as depositor (the "Registrant"), First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer and Norwest Bank Minnesota, National Association as trustee. The Certificates consist of fifteen classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates" and the "Class IO-1 Certificates" (collectively, the "Offered Certificates"); and eight of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class IO-2 Certificates," the "Class R-I Certificates", the "Class R-II Certificates", the "Class R-III Certificates" and the "Class R-IV Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 238 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of February 1, 1999 (the "Cut-off Date") of $1,163,518,250. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. All of the Mortgage Loans were acquired by the Registrant from First Union National Bank (the "Seller") pursuant to a Mortgage Loan Purchase Agreement dated as of December 1, 1998 (the "Purchase Agreement"), between the Registrant and the Seller. The purchase price for the Mortgage Loans paid by the Registrant to the Seller was $1,165,454,646. The Offered Certificates were sold by the Registrant to Morgan Stanley Dean Witter ("Morgan Stanley") and First Union Capital Markets, a division of Wheat First Securities, Inc. ("First Union") pursuant to an Underwriting Agreement, dated January 21, 1999 (the "Underwriting Agreement"), among the Registrant, Morgan Stanley, First Union and First Union National Bank, and the Private Certificates were sold by the Registrant to Morgan Stanley pursuant to a Certificate Purchase Agreement, dated December 29, 1998, among the Registrant, Morgan Stanley and First Union National Bank. The Registrant is a wholly-owned limited purpose finance subsidiary of First Union. On December 30, 1998, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement.


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     The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated January 8, 1999, and the Prospectus Supplement, dated January 21, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.


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ITEM 7. Financial Statements and Exhibits

        (a)    Financial Statements - Not Applicable


        (b)    Pro Forma Financial Information - Not Applicable


        (c)    Exhibits


         1.1 Underwriting Agreement, dated January 21, 1999, among First Union Commercial Mortgage Securities, Inc., Morgan Stanley Dean Witter, First Union Capital Markets and First Union National Bank.

         4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, and Norwest Bank Minnesota, National Association as trustee.

        99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 1998, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

        99.2   Tax Opinion of Willkie Farr & Gallagher dated February 4, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST UNION COMMERCIAL
                                          MORTGAGE SECURITIES, INC.


                                          By: /s/ BRIAN E. SIMPSON
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                                              Name:  Brian E. Simpson
                                              Title: President



Dated: February 11, 1999


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                                 EXHIBIT INDEX

The following exhibits are being filed herewith:

 Exhibit No.   Description
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         1.1   Underwriting Agreement, dated January 21, 1999, among First
               Union Commercial Mortgage Securities, Inc., Morgan Stanley Dean,
               First Union Capital Markets and First Union National Bank.

         4.1 Pooling and Servicing Agreement, dated as of December 1, 1998, among First Union Commercial Mortgage Securities, Inc. as depositor, First Union National Bank as master servicer, Lennar Partners, Inc. as special servicer, and Norwest Bank Minnesota, National Association as trustee.

        99.1 Mortgage Loan Purchase Agreement, dated as of December 1, 1998, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

        99.2   Tax Opinion of Willkie Farr & Gallagher dated February 4, 1999.


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